UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

FORTUNE BRANDS HOME & SECURITY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the contemplated separation of the Fortune Brands Home & Security, Inc. (the “Company”) cabinets business into a separate standalone publicly-traded company (the “Spin-Off”), the Company delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which a “blackout” period will be imposed in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations on November 22, 2022. Beginning on December 23, 2022 and ending on January 3, 2023, with respect to any participants that are employed by MasterBrand, Inc. or one of its subsidiaries ("MasterBrand") immediately prior to the Spin-Off, as well as each participant who is a former employee of the Company or any of its subsidiaries (including MasterBrand and its subsidiaries) whose last day of employment prior to termination was with MasterBrand or one of its subsidiaries, the Company will impose a blackout period under the Fortune Brands Home & Security Retirement Savings Plan and the Fortune Brands Home & Security Hourly Employee Retirement Savings Plan (collectively, the “Plans”). During the blackout period, impacted participants will be unable to engage in transactions, such as obtaining loans or distributions from, or diversifying or otherwise changing, the portion of their account balances invested in the Company’s common stock. The Company will advise the Covered Persons when the blackout period ends, if earlier or later than the specified date. The blackout period under the Plans is needed in connection with the Spin-Off and the transition of participant accounts to a new retirement plan sponsored by MasterBrand.

While the blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Company relating to the Company’s common stock and any options with respect to any of these stocks. There are limited exclusions and exemptions from this rule. For example, transactions that are executed pursuant to a properly adopted Rule 10b5-1 plan are exempt from the foregoing blackout trading restrictions. Further, the above prohibition is in addition to other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy.

The Company provided the blackout notice to the Covered Persons on November 22, 2022. The blackout notice is filed herewith as Exhibit 99.1. If the Covered Persons have any questions pertaining to the notice or the blackout period, they were directed to contact the Company's Assistant Corporate Secretary.

Item 7.01 Regulation FD Disclosure.

On November 22, 2022, the Company issued a press release announcing the Record Date (as defined herein) and the Distribution Date (as defined herein), and other related matters. The press release is furnished as Exhibit No. 99.2 to this report and is hereby incorporated by reference under this Item 8.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

On November 21, 2022, the Board of Directors of the Company approved and set the record and distribution dates for the distribution to the Company’s stockholders of all of the outstanding shares of common stock of MasterBrand, the entity which owns the Company’s cabinets business.

The Company’s Board of Directors declared a pro rata dividend of MasterBrand common stock to be made effective at 5:00 p.m., Central Time, on December 14, 2022 (the “Distribution Date”), to holders of record of Company common stock as of 5:00 p.m., Central Time, on December 2, 2022 (the “Record Date”). On the Distribution Date, each holder of record of Company common stock as of the Record Date will receive a distribution of one share of MasterBrand common stock for each share of common stock of the Company that the holder holds on the Record Date (the “Distribution”). Holders of the Company’s common stock will receive cash in lieu of fractional shares of MasterBrand common stock. The Distribution is subject to the satisfaction or waiver of certain conditions, including the Securities and Exchange Commission having declared effective MasterBrand’s Registration Statement on Form 10.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
99.1	Notice pursuant to Rule 104(b)(2)(i) of Regulation BTR
99.2	Press Release dated November 22, 2022, issued by Fortune Brands Home & Security, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This report contains certain “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, regarding general business strategies, product offerings, expansion into new geographic markets, market potential, anticipated future financial performance, the potential of our brands, and other matters. Statements preceded by, followed by or that otherwise include the words “believes”, “positioned”, “expects”, “estimates”, “plans”, “look to”, “outlook”, “intend”, and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to the expected benefits and costs of the intended spin-off transaction; the tax-free nature of the spin-off; the expected timing of the completion of the spin-off transaction and the transaction terms; general business and economic conditions; our reliance on the North American repair and remodel and new home construction activity levels; our reliance on key customers and suppliers; our ability to maintain our strong brands and to develop innovative products while maintaining our competitive positions; our ability to improve organizational productivity and global supply chain efficiency; our ability to obtain raw materials and finished goods in a timely and cost-effective manner; the impact of sustained inflation, including global commodity and energy availability and price volatility; the impact of trade-related tariffs and risks with uncertain trade environments or changes in government and industry regulatory standards; our ability to attract and retain qualified personnel and other labor constraints; the uncertainties relating to the impact of COVID-19 on the Company’s business and results; our ability to achieve the anticipated benefits of our strategic initiatives; our ability to successfully execute our acquisition strategy and integrate businesses that we have and may acquire; and the other factors discussed in our securities filings, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission. The forward-looking statements included in this report are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.

Date:	November 22, 2022	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Senior Vice President, General Counsel & Secretary